SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 14, 2005



                                TOM'S FOODS INC.
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             (Exact name of registrant as specified in its charter)




                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



                                                        58-1516963
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   (Commission File Number)              (I.R.S. Employer Identification Number)

900 8TH STREET, COLUMBUS, GEORGIA                             31902
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(Address of principal executive offices)                   (Zip Code)




                                 (706) 323-2721
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         On March 14, 2005, The Bank of New York, as successor in interest to IBJ Schroder Bank & Trust Company, as trustee (the "Trustee") and collateral agent for the Company's 10.5% Senior Secured Notes due on November 1, 2004 (the "Note"), filed a Motion of Summary Judgment in Lieu of Complaint against the Company in the Supreme Court (the "Court") of the State of New York, County of New York (the "Motion"). The Motion requests that the Court direct the entry of judgment against the Company in the amount of $60,000,000 and interest due and owing pursuant to the indenture relating to the Notes, plus related costs.

         As a result of the Motion, the Company's is also in default of the terms of its credit facility due to cross-default provisions and both the Company's lenders and holders of the Notes will be entitled to exercise their remedies under the credit facility and the Notes, respectively. Each of the credit facility and the Notes are secured by certain assets of the Company. The Company's lender or holders of the Notes could attempt to foreclose on their respective collateral securing the credit facility and the Notes. In connection with the Motion, the Company is currently exploring various alternatives. In the event that the Court orders the Company to pay the amounts requested by the Trustee, the Company may deem it necessary to file a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOM'S FOODS INC.


                                       By: /s/ Rolland G. Divan
                                           -------------------------------------
                                           Rolland G. Divin
                                           President and Chief Executive Officer

Dated March 21, 2005